EXHIBIT 10.10

EXECUTIVE VERSION

AMENDMENT NO. 1 TO LOAN AND SECURITY AGREEMENT

This AMENDMENT NO. 1 TO LOAN AND SECURITY AGREEMENT, dated as of December 18, 2025 (this “Agreement”), is entered into among the undersigned in connection with that certain LOAN AND SECURITY AGREEMENT, dated as of September 4, 2024 (as the same may be amended, amended and restated, supplemented or otherwise modified from time to time, the “Loan Agreement”), by and among KLOECKNER METALS SERVICE CENTERS DE MEXICO, S. DE R.L. DE C.V. (the “Borrower”), KLOECKNER SPECIALTY METALS DE MEXICO, S. DE R.L. DE C.V. (“Specialty Metals”) and NAFLEX, S. DE R.L. DE C.V. (“Naflex” and, together with Specialty Metals, each a “Guarantor” and, collectively, the “Guarantors”), the financial institutions party thereto from time to time as Lenders, BANCO SANTANDER MÉXICO, S.A., INSTITUCIÓN DE BANCA MÚLTIPLE, GRUPO FINANCIERO SANTANDER MÉXICO, as the Administrative Agent and Collateral Agent (in such capacities, the “Agent”), and HSBC MÉXICO, S.A., INSTITUCIÓN DE BANCA MÚLTIPLE, GRUPO FINANCIERO HSBC, as the Monitoring Agent. Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to such terms in the Loan Agreement.

W I T N E S S E T H

WHEREAS, the Borrower has informed the Agent and the Lenders that the Borrower and its affiliates desire to sell and assign 100% of the Equity Interests of Naflex to Oziel Elizondo Garcia and Oziel Ivan Elizondo Silva (“Buyers”), pursuant to the terms of those certain membership purchase agreements, to be dated on or about the date hereof, one by and among Oziel Ivan Elizondo Silva, the Borrower, and Klöckner USA Holding Inc., a Delaware corporation (“KH”), and the other by and among Oziel Elizondo Garcia and the Borrower (the “Sale Agreements”; and the transactions contemplated thereby, the “Sale Transaction”);

WHEREAS, upon the consummation of the Sale Transaction, as consented by the Administrative Agent and the Lenders by means of the Consent and Waiver Letter dated as of the date hereof (the “Letter”), Naflex will no longer be a Guarantor under the Loan Agreement;

WHEREAS, subject to the terms and conditions of this Agreement, the Borrower hereby requests, and the Lenders hereby agree, to amend the Loan Agreement as set forth herein;

WHEREAS, pursuant to Section 15.1.1 (Amendments and Waivers) of the Loan Agreement, any amendments to the Loan Agreement described herein shall require the written approval of the Required Lenders (or the Administrative Agent, acting on behalf of the Required Lenders); and

NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the applicable parties hereto agree as follows:

Section 1.
Amendments to the Loan Agreement. Subject to the conditions precedent set forth in Section 2 (Conditions Precedent) of this Agreement and pursuant to Section 15.1.1 (Amendments and Waivers) of the Loan Agreement, the parties hereby agree to amend the Loan Agreement, on and as of the Effective Date, by deleting any references to Naflex as a “Guarantor” under the Loan Agreement.

Section 2.
Conditions Precedent. The effectiveness of the amendments set forth in Section 1 (Amendments to the Loan Agreement) of this Agreement are subject to the satisfaction by the Administrative Agent acting on the instructions of the Lenders of each of the conditions set forth below (the “Effective Date”) in form and substance satisfactory to the Administrative Agent:
(a)
the Administrative Agent shall have received a true and correct copy of this Agreement duly executed by the Borrower, each Guarantor, the Administrative Agent and the Lenders;
(b)
the Administrative Agent shall have received a true and correct copy of the Letter and the Officer’s Certificate dated as of the date hereof from the Borrower certifying that the Sale Transaction constitutes a Permitted Asset Disposition (pursuant to clause (q) of such definition) under the Loan Agreement;
(c)
an amendment agreement to the Initial Mexican Non-Possessory Pledge shall have executed by the parties thereto: (i) releasing the Collateral pledged thereunder owned by Naflex, and, (ii) deleting any reference to Naflex as pledgor;
(d)
the Administrative Agent shall have received, in exchange for the Notes, replacement Notes duly executed by Borrower and the Guarantors (other than Naflex) reflecting that Naflex is not an aval in such replacement Notes;
(e)
after giving effect to this Agreement and the consent and waiver set forth in the Letter, no Default or Event of Default shall have occurred and be continuing or would result after giving effect to this Agreement; and
(f)
each of the representations and warranties contained or incorporated by reference in Section 4 (Representations and Warranties) of this Agreement shall be true and correct in all respects (unless qualified by materiality or Material Adverse Effect, in which case such representations and warranties are true and correct in all respects after giving effect to such materiality or Material Adverse Effect qualifier).
Section 3.
Covenants.
(a)
Each Obligor covenants and agrees that, no later than 5 (five) Business Days after the Sale Transaction is consummated:
(i)
the Borrower shall deliver to the Administrative Agent a true and correct copy of the Sale Agreement executed by all parties thereto; and
(ii)
the Borrower shall deliver to the Administrative Agent a true and correct copy, certified by an authorized officer of Naflex, of the entry in the special book of members (libro especial de socios) of Naflex corresponding to the Sale Transaction.
(b)
Naflex covenants and agrees that in the event the Sale Transaction is not executed or consummated within 20 (twenty) Business Days after the Effective Date:

(i)
Naflex shall execute a Guaranty pursuant to the terms of Section 14 of the Loan Agreement;
(ii)
Naflex shall deliver to the Administrative Agent evidence that Naflex has duly appointed and empowered the Process Agent pursuant to Sections 15.15.4 and 6.1(n) of the Loan Agreement;
(iii)
Naflex shall execute the Notes as guarantor (por aval);
(iv)
Naflex shall execute a Mexican Non-Possessory Pledge over any and all Inventory, Finished Product and Accounts owned by Naflex, substantially pursuant to the terms of the Initial Mexican Non-Possessory Pledge, in proper form to be recorded at the RUG; and
(v)
Naflex shall deliver to the Administrative Agent such certificates, written opinions, or copies, as the case may be, provided in Sections 6.1(d), 6.1(e), 6.1(f), 6.1(g), of the Loan Agreement, with respect to, as the case may be, Naflex, the documents executed and/or delivered by Naflex pursuant to this Section 3(b), or the assets pledged by Naflex as provided in this Section 3(b).
(c)
The parties hereto hereby agree that any breach to any of the obligations and covenants set forth in Sections 3(a) and 3(b) above shall constitute an Event of Default under Section 11.1(d) of the Loan Agreement.
Section 4.
Representations and Warranties. The Borrower and each Guarantor hereby represents and warrants to the Administrative Agent and each Lender that after giving effect to the amendments in Section 1 (Amendments to the Loan Agreement) of this Agreement and the consent and waiver set forth in the Letter, all representations and warranties of the Obligors set forth in Section 9 (Representations and Warranties) of the Loan Agreement and each other Loan Document to which it is a party are, as of the date hereof (or, if made as of an earlier date, as of such earlier date), are true and correct in all material respects (unless qualified by materiality or Material Adverse Effect, in which case such representations and warranties are true and correct in all respects after giving effect to such materiality or Material Adverse Effect qualifier).
Section 5.
Miscellaneous.
(a)
No Implied Waivers, Consents or Amendments. The amendments provided in Section 1 (Amendments to the Loan Agreement) of this Agreement shall be applicable solely with respect to those matters expressly provided therein and no other amendments, waivers or consents may be construed or implied, except as expressly set forth under the Letter.
(b)
No Modification. Except for the amendments provided in Section 1 (Amendments to the Loan Agreement) of this Agreement or otherwise as expressly set forth herein, the Loan Agreement and the other Loan Documents is and shall remain unchanged and in full force and effect, and nothing contained in this Agreement shall, by implication or otherwise, limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Administrative Agent or any of the Lenders, including the future exercise of such rights and remedies, or shall alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Loan Agreement and any other Loan Document.
(c)
Incorporation by Reference. 15.6 (Severability), 15.8 (Execution; Electronic Records), 15.9 (Entire Agreement), 15.14 (GOVERNING LAW), 15.15 (Consent to Forum; Bail-In of EEA Financial Institutions) and 15.17 (Waivers by Obligors) of the Loan Agreement, are hereby incorporated by reference herein, mutatis mutandis.
(d)
Loan Document. This Agreement shall be deemed to be a Loan Document.

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EXECUTIVE VERSION

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their duly authorized officers as of the day and year first above written.

KLOECKNER METALS SERVICE CENTERS DE MEXICO, S. DE R.L. DE C.V., as Borrower

By: /s/ Angela Marie Arellano Villamar

Name: Angela Marie Arellano Villamar

Title: Legal representative

KLOECKNER SPECIALTY METALS DE MEXICO, S. DE R.L. DE C.V., as Guarantor

By: /s/ Angela Marie Arellano Villamar

Name: Angela Marie Arellano Villamar

Title: Legal representative

NAFLEX, S. DE R.L. DE C.V., as Guarantor

By: /s/ Angela Marie Arellano Villamar

Name: Angela Marie Arellano Villamar

Title: Legal representative

[Signature Page to Amendment No. 1 to Loan and Security Agreement]

BANCO SANTANDER MÉXICO, S.A., INSTITUCIÓN DE BANCA MÚLTIPLES, GRUPO FINANCIERO SANTANDER MÉXICO, as Administrative Agent, Collateral Agent and Lender

By: /s/ Aurora Alejandra Fonseca Barraza

Name: Aurora Alejandra Fonseca Barraza

Title: Legal Representative

By: /s/ Leslie Katherine Ang Foster

Name: Leslie Katherine Ang Foster

Title: Legal representative

[Signature Page to Amendment No. 1 to Loan and Security Agreement]

HSBC MÉXICO, S.A., INSTITUCIÓN DE BANCA MÚLTIPLE, GRUPO FINANCIERO HSBC, as Monitoring Agent and Lender

By: /s/ Sergio Enrique Gallegos David

Name: Sergio Enrique Gallegos David

Title: Legal Representative

By: /s/ Cordelia Gonzalez Flores

Name: Cordelia Gonzalez Flores

Title: Legal Representative

[Signature Page to Amendment No. 1 to Loan and Security Agreement]

BANCO SANTANDER MÉXICO, S.A., INSTITUCIÓN DE BANCA MÚLTIPLES, GRUPO FINANCIERO SANTANDER MÉXICO, as Administrative Agent, Collateral Agent and Lender

By:

Name:

Title:

By:

Name:

Title:

HSBC MÉXICO, S.A., INSTITUCIÓN DE BANCA MÚLTIPLE, GRUPO FINANCIERO HSBC, as Monitoring Agent and Lender

By:

Name:

Title:

By:

Name:

Title:

DEUTSCHE BANK AG, AMSTERDAM BRANCH, as Lender

By: /s/ Rob van Werkhoover

Name: Rob van Werkhoover

Title: Vice President

By: /s/ V. Sadhanandan

Name: V. Sadhanandan

Title: Vice President

[Signature Page to Amendment No. 1 to Loan Agreement (KLOECKNER)]